UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to 240.14a-12

THE SHERWIN-WILLIAMS COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on April 22, 2020

THE SHERWIN-WILLIAMS COMPANY

Meeting Information

Meeting Type: Annual Meeting

For holders as of: February 27, 2020

Date: April 22, 2020             Time: 9:00 AM EDT

Location: Landmark Conference Center

 927 Midland Building

 101 West Prospect Avenue

 Cleveland, Ohio 44115

You are receiving this communication because you hold shares in The Sherwin-Williams Company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the
more complete proxy materials that are available to you on the
Internet. You may view the proxy materials online at
www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important
information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report         2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow  (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents for this meeting and future shareholder meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: 2) BY TELEPHONE: 3) BY E-MAIL*:	www.proxyvote.com 1-800-579-1639 sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow   (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 8, 2020 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. If you require directions to the Annual Meeting, please contact Investor Relations at (216) 566-2000.

Vote By Internet: To vote now by lnternet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items

The Board of Directors recommends you vote FOR the following proposal(s):

1.  Election of 10 directors

Nominees

1A  Kerrii B. Anderson

1B   Arthur F. Anton

1C   Jeff M. Fettig

1D  Richard J. Kramer

1E   Susan J. Kropf

1F   John G. Morikis

1G  Christine A. Poon

1H  Michael H. Thaman

1I  Matthew Thornton III

1J  Steven H. Wunning

The Board of Directors recommends you vote FOR the following proposals:

2.  Advisory approval of the compensation of the named executives

3.  Ratification of Ernst & Young LLP as our independent registered public accounting firm

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.